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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 27, 2000


                        Barnes Group Inc.
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     (Exact name of registrant as specified in its charter)


           Delaware             1-04801           06-0247840
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(State or other jurisdiction  (Commission       (IRS Employer
      of incorporation)       File Number)   Identification No.)


     123 Main Street          Bristol, CT             06010
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   (Address of principal executive offices)          (Zip Code)


                         (860) 583-7070
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       Registrant's telephone number, including area code

                               N/A
 --------------------------------------------------------------
  (Former name or former address, if changed since last report)






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Item 5.   Other Information.

          On April 27, 2000, Barnes Group Inc. issued a press release. A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 5.   Exhibits.

          The following Exhibits are filed as part of this Report.

          99.1      Press Release issued April 27, 2000.



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                           SIGNATURES
                           ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 28, 2000      BARNES GROUP INC.


                              By:/s/ Signe S. Gates
                                 ------------------
                                 Signe S. Gates
                                 Senior Vice President,
                                 General Counsel and Secretary





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